UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 4, 2024
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $0.001 PER SHARE	EGHT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.   Other Events

As previously disclosed, on February 20, 2024, 8x8, Inc. (the “Company”) filed an application (the “Section 205 Application”) in the Court of Chancery of the State of Delaware pursuant to Section 205 of the Delaware General Corporation Law seeking validation of the filing and effectiveness of the Company’s Amended and Restated Certificate of Incorporation, dated August 22, 2012 (the “First Amended Charter”) and the Company’s Amended and Restated Certificate of Incorporation, dated July 12, 2022 (the “Second Amended Charter,” and together with the First Amended Charter, the “Amended Charters”), each increasing the number of authorized shares of the common stock of the Company, and the issuances of common stock pursuant to the Amended Charters (the “Section 205 Action”).

On April 4, 2024, the Court of Chancery granted the Company’s Section 205 Application and entered an order (the “Order”) in the Section 205 Action validating (i) the stockholder vote approving the First Amended Charter, (ii) each of the Amended Charters, including the filing and effectiveness thereof, and (iii) the Company’s common stock and all other of the Company’s securities that are convertible, exercisable or exchangeable into common stock, and the issuance thereof, described in the Section 205 Application, whether already issued or to be issued pursuant to authorization under the Amended Charters.

The foregoing description of the Order does not purport to be complete and is qualified in its entirety by the terms of the Order, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Final Order entered by the Delaware Court of Chancery on April 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 8, 2024

8x8, Inc.

By:	/s/ LAURENCE DENNY
Laurence Denny
Chief Legal Officer